EXHIBIT 10.2

Agreement No:  2006-07234

Sponsor:  Sungen Energy

AMENDMENT NO. 01 TO SPONSORED RESEARCH AGREEMENT

This Amendment No.01 to Research Agreement #2006-07234 is between the Board of Trustees of the University of Illinois (“Illinois”) and Sungen Energy, Inc. (“Company”).

WHEREAS, the parties identified above have entered into Research Agreement # 2006-07234, for a research project entitled “Power Nano Windows”, the term of which will expire on August 22, 2008;  and

WHEREAS, said parties desire to amend the Research Agreement as follows:

Section 1.1

Statement of Work

Exhibit A is hereby amended to expand the research project as described in Exhibit A-1, attached and incorporated herein.

Section 2.1

Payment

The Sponsor has agreed to provide an additional $203,617 to the previously awarded amount of $219,201.  Therefore, the first sentence of Article 2.1 has been deleted in its entirety and shall be replaced with the following:

“Company agrees to pay Illinois the fixed sum of $422,818 (U.S.) for all of the services to be provided by Illinois in accordance with its performance of the Research Project.”

The payment chart in Section 2.1 shall be deleted and replaced with the following:

Payment#

Due Date

Amount

1

Upon execution of this Agreement

  $2,000.00

2

1   month after Effective Date of this Agreement

$27,150.12

3

4   months after Effective Date of this Agreement

$27,150.12

4

7   months after Effective Date of this Agreement

$27,150.12

5

10 months after Effective Date of this Agreement

$27,150.12

6

13 months after Effective Date of this Agreement

$78,054.38

7

16 months after Effective Date of this Agreement

$78,054.38

8

19 months after Effective Date of this Agreement

$78,054.38

9

23 months after Effective Date of this Agreement

$78,054.38

Total

            $422,818.00

THEREFORE, said parties now mutually agree to amend this Sponsored Research Agreement No. 2006-07234 under the same terms and conditions as set forth in the original Agreement, effective as of July 5, 2007.

THE BOARD OF TRUSTEES OF THE

SUNGEN ENERGY, INC.

UNIVERSITY OF ILLINOIS

/s/ Walter K. Knorr

/s/ Harmel S. Rayat

Walter K. Knorr, Comptroller

Harmel S. Rayat, President

Attest:

/s/ Michele M. Thompson

Michele M. Thompson

Exhibit A-1

Nayfeh-Sungen Energy, Inc. Sponsored Research Agreement Statement of Work

The two sides agreed to inject additional funding to allow better strategic planning, additional purchases or upgrades of equipment and additional hiring.  The increase in the budgeted support for personnel and equipment is intended to speed up the routine steps, probe the parameter phase space, and the full proof of concept in the shortest period of time.